SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)      MAY 14, 1998

                          ALLIANCE PHARMACEUTICAL CORP.
             (Exact name of registrant as specified in its charter)

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   New York                           0-12900                    14-1644018
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer ID
 incorporation)                                               Number)
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                   3040 SCIENCE PARK ROAD, SAN DIEGO, CA 92121
               (Address of principal executive offices)(Zip Code)


Registrant's Telephone Number,  including area code:         (619)-558-4300

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          (Former name or former address, if changed since last report)


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 ITEM 5.  OTHER EVENTS.

     On May 14, 1998, the Registrant and Ortho Biotech, Inc. and the R. W. Johnson Pharmaceutical Research Institute, both subsidiaries of Johnson & Johnson, entered into an agreement to restructure their collaboration with respect to the development of the Registrant's OXYGENT product. The agreement is being filed as an exhibit to this Current Report on form 8-K. OXYGENT is the Registrant's intravascular oxygen carrier to temporarily augment oxygen delivery in surgical and other patients at risk of acute tissue oxygen deficit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)    Financial Statements of Business Acquired.  -  Not applicable.

  (b)    Pro Forma Financial Information.  -  Not applicable.

  (c)    Exhibits.

           10.1     Copy of Agreement dated May 14, 1998 between
                    the Registrant and  Ortho Biotech, Inc. and
                    the R. W. Johnson Pharmaceutical Research
                    Institute, both subsidiaries of Johnson &
                    Johnson, with respect to the restructuring of
                    the relationship between the Registrant and such companies.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   ALLIANCE PHARMACEUTICAL CORP.


                                   By: /s/ Theodore D. Roth
                                       Name: Theodore D. Roth
                                       Title:President


                               Dated: June 1, 1998